Exhibit 99.1

SINTX Technologies Engages Veteran MedTech Executive Chris Lyons and Southern Metrics to Establish Strategic Opportunity Management Program

SALT LAKE CITY, Utah – July 23, 2026 – SINTX Technologies, Inc. (NASDAQ: SINT) (“SINTX” or the “Company”), a leader in advanced biomaterials and silicon nitride technologies for medical device and industrial applications, today announced that it has engaged Southern Metrics Consulting (“Southern Metrics”) to assist the Company in identifying, evaluating, and pursuing strategic opportunities intended to enhance stockholder value. Southern Metrics is led by Chris Lyons, its Chief Executive Officer, an experienced medical technology executive and strategic advisor who has served on the SINTX Board of Directors since April 2025. Southern Metrics will establish and manage the Company’s newly created Strategic Opportunity Management Program.

The Strategic Opportunity Management Program is designed to provide a disciplined, proactive framework for identifying, evaluating, prioritizing, and managing strategic opportunities that support SINTX’s long-term growth strategy and enhance stockholder value. Working closely with executive management and the Board of Directors, Southern Metrics will assist the Company in evaluating a broad range of potential opportunities, including commercial partnerships, licensing arrangements, strategic investments, joint ventures, acquisitions, divestitures, and other corporate development initiatives.

SINTX believes it has reached an important point in its evolution from an advanced biomaterials development company toward a commercial-stage medical technology company. As interest in the Company’s proprietary technology platform expands across orthopedic, spine, craniofacial, dental, suture, and wound-management applications, SINTX believes a formal strategic process will help it evaluate opportunities consistently and efficiently.

“SINTX has reached an important stage in the Company’s transformation,” said Eric K. Olson, Chairman and Chief Executive Officer of SINTX Technologies. “Over the past year, we have expanded our commercial capabilities, advanced our proprietary technologies, strengthened our intellectual property portfolio, and increased engagement with strategic participants throughout the medical technology industry. Our objective is straightforward: to ensure that every strategic opportunity is evaluated through a disciplined, consistent, and stockholder-focused process. Chris has spent more than three decades helping innovative medical technology companies navigate commercialization, strategic partnerships, and corporate development initiatives, and we are pleased to leverage his expertise as we evaluate the next phase of the Company’s development.”

“I am excited to assist SINTX as it enters this next stage of growth,” said Mr. Lyons. “Having served on the Board and worked throughout my career with emerging medical technology companies, I believe SINTX has a compelling combination of differentiated technology, intellectual property, manufacturing capabilities, and commercial potential. I look forward to bringing a disciplined, market-informed perspective to the Company’s strategic planning and helping management and the Board identify opportunities that advance SINTX’s long-term objectives and create value for stockholders.”

Mr. Lyons will continue to serve as a member of SINTX’s Board of Directors.

For more information on SINTX Technologies or its biomaterial platforms, visit www.sintx.com.

About Chris Lyons

Chris Lyons has served as a member of the SINTX Board of Directors since April 2025 and brings more than three decades of experience in the global medical technology industry, including commercialization, business development, strategic partnerships, and corporate growth initiatives. Since January 2024, Mr. Lyons has served as Principal Consultant with BiotechExec, where he provides executive management and strategic advisory services to medical device, biotechnology, diagnostics, and digital health companies. Since January 2018, Mr. Lyons has served as Chief Executive Officer of Southern Metrics Consulting, where he advises emerging medical technology companies on commercialization strategies, strategic partnerships, business development, and successful exits.

Prior to Southern Metrics, Mr. Lyons spent thirteen years with Medtronic Spine and Biologics, where he held several leadership roles, including Director of Global Business Development, Director of International Biologic Marketing, and Senior Product Manager – International Biologics. During his tenure, he was responsible for initiatives involving global commercialization, product strategy, and business growth.

Earlier in his career, Mr. Lyons spent sixteen years with Smith & Nephew, where he held multiple positions of increasing responsibility, including Clinical Therapies Sales Representative, Group Manager of Orthopedic Navigation, and Group Product Manager.

Mr. Lyons holds a Bachelor of Business Administration degree in Marketing & Sales from the Fogelman College of Business & Economics at the University of Memphis.

About SINTX

Headquartered in Salt Lake City, Utah, SINTX Technologies, Inc. (NASDAQ: SINT) is an advanced ceramics company that develops, manufactures, and commercializes silicon nitride biomaterials, composites, devices, and related technologies for medical and other high-value applications. SINTX’s technologies are supported by peer-reviewed research, a patent portfolio, U.S.-based manufacturing capabilities, and strategic industry relationships. The Company’s business includes proprietary biomaterials and medical device technologies, as well as contract manufacturing and other advanced ceramics opportunities. SINTX’s product portfolio includes the FDA-cleared SINAPTIC Foot & Ankle Implant System for reconstructive surgery.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Company’s Strategic Opportunity Management Program; the identification, evaluation, and pursuit of strategic opportunities; potential commercial partnerships, licensing arrangements, strategic investments, joint ventures, acquisitions, divestitures, and other corporate development initiatives; the Company’s commercialization efforts and growth strategy; and the potential creation of stockholder value. Words such as “believe,” “expect,” “intend,” “plan,” “may,” “will,” “should,” “could,” “seek,” “potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.

These statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks and uncertainties include, among others, the Company’s ability to identify suitable strategic opportunities; the availability and terms of potential transactions or commercial arrangements; the willingness of potential counterparties to engage with the Company; the Company’s ability to obtain necessary financing, regulatory approvals, third-party consents, or Board and stockholder approvals; the time and expense associated with evaluating and pursuing potential opportunities; the possibility that the strategic process may divert management attention; and the possibility that no strategic opportunity will be identified, pursued, completed, or ultimately enhance stockholder value.

Additional risks and uncertainties are described in the Company’s filings with the U.S. Securities and Exchange Commission, including under the heading “Risk Factors.” The engagement of Southern Metrics does not indicate that any specific transaction or other corporate development initiative is pending or will occur, and there can be no assurance that any opportunity will be identified, pursued, completed, or successful. Forward-looking statements speak only as of the date of this press release, and SINTX undertakes no obligation to update them except as required by law.

SINTX Contacts:

Investor Relations

Gregg Honigblum, Chief Investment Officer

P: 801-839-3502

E: IR@sintx.com